UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2016

MOLINA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, California 90802

(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 16, 2016, Molina Healthcare, Inc., a Delaware corporation (the “Company”), sixteen (16) wholly-owned subsidiaries of the Company (each, an “Additional Guarantor” and collectively, the “Additional Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”), entered into the First Supplemental Indenture (the “Supplemental Indenture”) to the Indenture, dated November 10, 2015, by and among the Company, two of the Company’s wholly-owned subsidiaries, Molina Information Systems, LLC and Molina Medical Management, Inc. (the “Original Guarantors”) and the Trustee (the “Indenture”) governing the Company’s 5.375% Senior Notes due 2022 (the “Notes”). The Supplemental Indenture supplements the Indenture by adding the Additional Guarantors as guarantors of the Company’s obligations under the Indenture and the Notes.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On February 16, 2016, the Additional Guarantors entered into a Guarantor Joinder Agreement with Suntrust Bank, as Administrative Agent (the “Joinder Agreement”), with respect to that certain Credit Agreement, dated as of June 12, 2015, by and among the Company, the Original Guarantors, various lenders identified therein and SunTrust Bank, as Administrative Agent, Swing Line Lender and Issuing Bank (the “Credit Agreement”). Pursuant to the Joinder Agreement, the Additional Guarantors jointly and severally guarantee the Company’s obligations under the Credit Agreement.

The foregoing description of the Joinder Agreement does not purport to be complete and is qualified in its entirety by reference to the Joinder Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	First Supplemental Indenture, dated February 16, 2016, by and among Molina Healthcare, Inc., the guarantor parties thereto and U.S. Bank National Association, as trustee.

10.1	Guarantor Joinder Agreement, dated February 16, 2016, by and among the guarantor parties thereto and SunTrust Bank, as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: February 18, 2016	By	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Supplemental Indenture, dated February 16, 2016, by and among Molina Healthcare, Inc., the guarantor parties thereto and U.S. Bank National Association, as trustee.

10.1	Guarantor Joinder Agreement, dated February 16, 2016, by and among the guarantor parties thereto and SunTrust Bank, as Administrative Agent.